UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

                Date of Report (Date of earliest event
                                               reported): May 26, 1999
                                                         (May 26, 1999)

                                     Bradlees, Inc.
                            (Exact Name of Registrant As
                               Specified In Its Charter)

                                     Massachusetts
                    (State Or Other Jurisdiction of Incorporation)

                1-11134                          04-3156108
      (Commission File Number)        (IRS Employer Identification No.)

              One Bradlees
   Circle; Braintree, Massachusetts                       02184
 (Address Of Principal Executive Offices)               (Zip Code)

                                    (781) 380-3000
               (Registrant's telephone number, including area code)

                                    Not Applicable
          (Former name or former address, if changed since last report)

                                Exhibit Index on Page 3

                            Page 1 of 6 (Including Exhibit)


Item 5: OTHER EVENTS

Beginning on May 26, 1999, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers summaries of its first-quarter (thirteen-week) financial results ended May 1, 1999,including a comparison to the Company's summary financial plan (the "Plan") for the fiscal year ended January 29, 2000 ("fiscal 1999"). The fiscal 1999 first-quarter results compared to the Plan are attached hereto as Exhibit 20. As a result of the Company's adoption of fresh-start reporting as of January 30, 1999, the financial summaries presented are not comparable in certain material respects to the prior-year period presented.

Total sales for the first quarter ended May 1, 1999 exceeded Plan by $29.1 million, or 9.8%, due primarily to favorable customer response to the successful merchandising and marketing initiatives begun in 1997 and the first-quarter liquidation of one of the Company's major competitors (Caldor Corp.). Sales in all hardline and softline divisions exceeded Plan. Comparable store sales increased 12.6% in the first quarter.

EBITDA (as defined in Exhibit 20) exceeded Plan by $4.8 million due to the above-Plan sales and associated gross margin, partially offset by above-Plan SG&A expenses. SG&A expenses were above Plan mostly due to certain incremental expenses, such as store payroll and other store expenses, logistics expenses and advertising costs, incurred to handle the higher sales volume and attract former Caldor customers. The net loss in the first quarter was $5.6 million lower than Plan.

Unrestricted cash was on Plan at May 1, 1999 and inventories were well-controlled (only $0.9 million above Plan despite the higher sales volume). Accounts payable was $26.4 million above Plan due to continued strong vendor support, while outstanding borrowings were $32.0 million below Plan due principally to the above-Plan accounts payable and EBITDA levels.

The Company is distributing the quarterly performance against its Plan (the "Quarterly Performance Information") to its banks and other credit providers to facilitate their credit analyses. The Quarterly Performance Information SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 8-K dated April 1, 1999, and most recent Form S-1 and Form 10-K filings. The
Quarterly Performance Information is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. The Quarterly Performance Information was not examined, reviewed or compiled by the Company's independent public accountants. Although the Company is publicly disclosing the Quarterly Performance Information, the Company does not believe it is obligated to subsequently update such information or to provide such information indefinitely, and the Company may cease making such disclosures at any time. The Quarterly Performance
Information may be subject to future adjustments and such adjustments could materially affect the reported information.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

Exhibit:    20       Quarterly Performance Information





                   INDEX TO EXHIBITS

Exhibit No.               Exhibit               Page No.

20         Quarterly Performance Information         5



                        BRADLEES, INC.
                       AND SUBSIDIARIES

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BRADLEES, INC.

Date: May 25, 1999          By  /s/ PETER THORNER
                            Peter Thorner
                            Chairman and Chief Executive
                            Officer

Date: May 25, 1999          By  /s/ CORNELIUS F. MOSES III
                            Cornelius F. Moses III
                            Senior Vice President, Chief
                            Financial Officer





                          BRADLEES, INC.
                                                       Exhibit 20
                   FIRST QUARTER RESULTS VS. PLAN      Page 1 of 2
                           (Unaudited)
                          (In Millions)

                                          First Quarter 1999
                                     Actual    Plan* | Last Year
INCOME SUMMARY:                                      |
Owned Sales                          $313.8   $285.1 |  $282.4
Food Service Sales                      1.4      1.6 |     1.5
Leased Department Sales                 9.6      9.0 |     9.4
                                   ------------------|---------
 Total Sales                          324.8    295.7 |   293.3
                                                     |
Comparable Store Sales %               12.6%     2.4%|    10.0%
                                                     |
Gross Margin $                         88.2     79.5 |    79.7
Gross Margin %                                       |
(based on owned sales)                 28.1%    27.9%|    28.2%
                                                     |
SG&A Expenses                        (100.2)   (96.2)|   (92.7)
                                                     |
Other Income                            2.7      2.6 |     2.9
                                   ------------------|---------
EBITDA (Loss)                          (9.3)   (14.1)|   (10.1)
                                   ------------------|---------
Gain (Loss) on Disposition                           |
 of Properties                            -        - |    (0.2)
Depreciation & Amortization Exp.       (7.3)    (7.6)|    (8.6)
Interest and Debt Expense              (6.9)    (7.4)|    (3.6)
Reorganization Items                      -        - |    (2.1)
                                   ------------------|----------
Net Loss                             ($23.5)  ($29.1)|  ($24.6)
                                   =============================

BALANCE SHEET SUMMARY:                Balance at End of Period
Unrestricted Cash and
 Cash Equivalents                     $10.3    $10.3 |   $10.3
Restricted Cash &                                    |
 Cash Equivalents                         -        - |    24.6
Inventories                           261.5    260.6 |   261.0
Other Current Assets                   21.5     18.2 |    22.3
                                   ------------------|--------
Total Current Assets                  293.3    289.1 |   318.1
Net Fixed Assets                       99.1    101.9 |   145.7
Long-Term Assets                       95.1     95.1 |   145.7
                                   ------------------|--------
Total Assets                         $487.5   $486.1 |  $609.5
                                   ==================|========
                                                     |
Accounts Payable                     $156.7   $130.3 |  $141.1
Revolver/DIP Borrowings               132.4    164.4 |   116.1
Other Current Liabilities              30.2     28.9 |    25.4
                                   ------------------|--------
Total Current Liabilities             319.4    323.6 |   282.6
Long-Term Capital                                    |
 Lease Obligations                     24.8     24.9 |    26.8
Convertible Notes Payable              29.0     29.0 |       -
Unfavorable Lease Liability            44.7     44.9 |       -
Other Long-Term Liabilities            38.1     37.8 |    49.8
                                                     |
Liabilities Subject to Settlement         -        - |   560.9
                                                     |
Common Stock                           55.1     55.0 |   137.1
Accumulated Deficit                   (23.5)   (29.1)|  (447.7)
                                    -----------------|---------
Total Stockholders'                                  |
 Equity (Deficiency)                   31.5     25.9 |  (310.6)
                                    -----------------|---------
Total Liabilities and                                |
Stockholders' Equity(Deficiency)     $487.5   $486.1 |  $609.5
                                    ===========================

NOTE: EBITDA as presented is earnings (loss) before interest expense, income taxes, restructuring and non-recurring items, gains (losses) on sale of properties, reorganization and extraordinary items, and depreciation and amortization expense.

* Plan amounts are from the Form 8-K dated April 1, 1999.



                                              Exhibit 20
                                              Page 2 of 2
                            BRADLEES, INC.
                  FIRST QUARTER RESULTS VS. PLAN
                             (Unaudited)
                            (In Millions)

                                        First Quarter 1999
                                         Actual     Plan*
CASH FLOW SUMMARY:
Beginning Unrestricted Cash &
 Cash Equivalents                         $9.5       $9.5
Cash Provided by (Used in) Operations:
Net Loss                                 (23.5)     (29.1)
Depreciation & Amortization Expense        7.3        7.6
Amortization of Deferred Financing Costs   0.4        0.4
Inventory Increase                       (29.2)     (28.3)
Accounts Payable Increase                 37.4       11.0
Other**                                   (6.0)      (5.4)
                                        ------------------
Net Cash Used in Operations              (13.6)     (43.8)
                                        ------------------
Investing Activities:
Capital Spending                          (2.9)      (5.0)

Financing Activities:
Net Borrowings under Revolver             18.0       50.0
Payments of Notes and
 Capital Lease Obligations                (0.7)      (0.4)
                                        ------------------
Total Financing Activities                17.3       49.6
                                        ------------------
Increase in Unrestricted Cash and
 Cash Equivalents                          0.8        0.8
                                        ------------------
Ending Unrestricted Cash and
 Cash Equivalents                        $10.3      $10.3
                                        ==================

* Plan amounts are from the Form 8-K dated April 1, 1999.
** Includes certain cash outlays associated with prior years' reorganization provisions.